EXHIBIT 99.6

Pro Forma Condensed Consolidated Financial Statements of First Commonwealth, Inc. as of, and for the nine months ended September 30, 1996

                           FIRST COMMONWEALTH, INC.
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                 INTRODUCTION
                              SEPTEMBER 30, 1996



The accompanying unaudited pro forma condensed consolidated financial statements reflect the consolidated financial position of First Commonwealth, Inc. (the Company) as of September 30, 1996, and the results of its consolidated operations for the nine months then ended after giving pro forma effect to (i) the purchase of Smileage Dental Services, Inc. (Smileage Dental Services) and
(ii) associated reinsurance arrangement, which was completed on July 18, 1996. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the respective historical financial statements of the Company and Smileage Dental Services, and the related notes thereto. The unaudited pro forma information does not purport to be indicative of actual results that would have been achieved had the acquisition actually been completed as of the dates indicated on the following pages nor which may be achieved in the future.

                           FIRST COMMONWEALTH, INC.
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                                                COMPANY
                                                                                                               PRO FORMA
                                                                                   PRO FORMA                  CONSOLIDATED
                                                        COMPANY (a)                ADJUSTMENTS                 AS ADJUSTED
                                                        -----------               ---------------             ------------
Subscriber Revenue                                          $31,578                    $4,199(c)                   $35,777

Benefit Coverage Expenses                                    19,812                     3,193(c)                    23,005
                                                        -----------               -----------                 ------------
  Gross Margin                                               11,766                     1,006                       12,772

Selling, General and
  Administrative Expense                                      8,380                       706(d)                     9,086

Depreciation and Amortization                                   456                        76(e)                       532
                                                        -----------               -----------                 ------------
  Operating Income                                            2,930                       224                        3,154

Interest Income, net                                            482                         0                          482
                                                        -----------               -----------                 ------------
  Income Before Income Taxes                                  3,412                       224                        3,636

Provision For Income Taxes                                    1,378                       118(f)                     1,496
                                                        -----------               -----------                 ------------
Net Income                                                  $ 2,034                    $  106                      $ 2,140
                                                        ===========               ===========                 ============
Weighted Average Common and Common
  Equivalent Shares Outstanding (b)                       3,564,831                   231,399(g)                 3,796,230
                                                        ===========               ===========                 ============
Earnings Per Common and Common
  Equivalent Share                                            $0.57                                                  $0.56
                                                        ===========                                           ============



                         See notes to the unaudited pro forma condensed consolidated financial statements.

                           FIRST COMMONWEALTH, INC.
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              SEPTEMBER 30, 1996
                                (IN THOUSANDS)

                                                                                                 COMPANY
                                                                                                PRO FORMA
                                                                      PRO FORMA                CONSOLIDATED
                                           COMPANY (h)               ADJUSTMENTS               AS ADJUSTED
                                           -----------               -----------               ------------
         ASSETS
CURRENT ASSETS
Cash and Cash Equivalents                    $ 10,820                         $0               $     10,820
Investments - Short Term                        3,015                          0                      3,015
Accounts Receivable, Net                        2,190                          0                      2,190
Related Party Receivable                            0                          0                          0
Other Receivables                                 131                          0                        131
Deposit Under Reinsurance Agreement               542                          0                        542
Prepaid Expenses                                1,269                          0                      1,269
Deferred Tax Asset                                606                          0                        606
Income Taxes Receivable                           131                          0                        131
                                             --------                         --               ------------
TOTAL CURRENT ASSETS                           18,704                          0                     18,704
                                             --------                         --               ------------

Property & Equipment                            3,131                          0                      3,131
Less:  Accumulated Depreciation                (1,579)                         0                     (1,579)
                                             --------                         --               ------------
Property & Equipment, Net                       1,552                          0                      1,552
                                             --------                         --               ------------

OTHER ASSETS
Restricted Cash                                 1,147                          0                      1,147
Excess of purchase price over net assets        5,574                          0                      5,574
 acquired
Deposits & Other                                   99                          0                         99
                                             --------                         --               ------------
TOTAL OTHER ASSETS                              6,820                          0                      6,820
                                             --------                         --               ------------
TOTAL ASSETS                                 $ 27,076                         $0               $     27,076
                                             ========                         ==               ============

          LIABILITIES & STOCKHOLDERS' EQUITY
CURRENT LIABILITIES

Accounts Payable-Trade                       $    208                         $0               $        208
Accounts Payable-Dental Service                   255                          0                        255
 Providers
Claims Liability                                1,259                          0                      1,259
Related Party Payable                               0                          0                          0
Accrued Payroll and Related Costs                 716                          0                        716
Other Accrued Expenses                            603                          0                        603
Current Portion of Capital Lease                    0                          0                          0
 Obligations
Current Portion of Long-Term Debt                   0                          0                          0
Deferred Subscriber Revenue                     4,204                          0                      4,204
Payable Under Reinsurance Agreement               480                          0                        480
Accrued Preferred Dividends                         0                          0                          0
Income Taxes Payable                                0                          0                          0
                                             --------                         --               ------------
TOTAL CURRENT LIABILITIES                       7,725                          0                      7,725
                                             --------                         --               ------------

Capital Lease Less Current                          0                          0                          0
Long-Term Debt Less Current                         0                          0                          0
Deferred Tax Liability - Long-term                125                          0                        125
                                             --------                         --               ------------
TOTAL LONG-TERM LIABILITIES                       125                          0                        125
                                             --------                         --               ------------
TOTAL LIABILITIES                               7,850                          0                      7,850


REDEEMABLE PREFERRED
 STOCK                                              0                          0                          0


STOCKHOLDERS' EQUITY
Common Stock                                        4                          0                          4
Capital In Excess of Par                       13,172                          0                     13,172
Retained Earnings                               6,060                          0                      6,060
Treasury Stock                                    (10)                         0                        (10)
                                             --------                         --               ------------
TOTAL STOCKHOLDERS' EQUITY                     19,226                          0                     19,226
                                             --------                         --               ------------
TOTAL LIABILITIES &
 STOCKHOLDERS' EQUITY                        $ 27,076                         $0               $     27,076
                                             ========                         ==               ============


See notes to the unaudited pro forma condensed consolidated financial statements.

                           FIRST COMMONWEALTH, INC.
                  NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS
                              SEPTEMBER 30, 1996
                                (IN THOUSANDS)


The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 1996 gives effect to the consolidated results of operations for the nine months ended September 30, 1996, as if the acquisition of Smileage Dental Services, Inc. and associated reinsurance arrangement occurred at January 1, 1996. These results are not necessarily indicative of the consolidated results of the Company as they may be in the future, or as they might have been had these events been effective at January 1, 1996. The unaudited pro forma condensed consolidated balance sheet at September 30, 1996, already gives effect to the acquisition of Smileage Dental Services, Inc. and the associated reinsurance arrangement. Such consolidated financial position is not necessarily indicative of the consolidated financial position of the Company as it may be in the future.

Pro Forma adjustments for the unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 1996 are as follows:

(a) Represents the historical condensed consolidated results of the Company for the nine months ended September 30, 1996.

(b) Weighted average number of common shares outstanding is calculated based upon the relevant weighted average shares outstanding and options outstanding utilizing the treasury stock method for each calculation presented.

(c) Reflects the associated reinsurance transactions for assuming the new members.

(d) Reflects the addition of selling, general and administrative expenses for employees who were retained as well as associated office expenses.

(e) Represents the net increase to amortization ($76) for the cost over the fair value of the net assets acquired over a period of forty years.

(f)       Reflects applicable income tax effects of adjustments.

(g) Reflects the number of common shares and common share equivalents issued (231,399) as a result of the acquisition.

Pro Forma adjustments for the unaudited pro forma condensed consolidated balance sheet at September 30, 1996 are as follows:

(h) Reflects historical condensed financial position of the Company on a consolidated basis at September 30, 1996.